APPENDIX A


FICO DISTRIBUTION
-----------------

-----------------------------------------------------------------------------------------------------------------------------
FICO                            Total Balance       LTV          Adjusted Balance[1]       WA Loan     WAC      % Covered by
                             Amount        %[2]                  Amount          %[2]      Balance              Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------
FICO NA                   16,621,634       4.52%  > 65.0        6,961,867        1.89%   143,289.95   7.751         8.11
0 - 500                    7,420,419       2.02%  > 65.0        6,252,853        1.70%       78,110   9.518         0.00
500.01 - 550              92,303,898      25.11%  > 70.0       76,972,375       20.94%      131,675   8.452         0.97
550.01 - 575              70,909,911      19.29%  > 70.0       57,305,162       15.59%      136,103   8.288         0.52
575.01 - 600              26,843,852       7.30%  > 70.0       22,070,057        6.01%      111,385   8.425         3.16
600.01 - 620              22,645,039       6.16%  > 70.0       19,108,331        5.20%      100,199   8.370         5.56
620.01 - 650              40,734,422      11.08%  > 80.0       20,316,187        5.53%      116,052   8.069         6.02
650.01 - 680              36,302,643       9.88%  > 80.0       21,478,211        5.84%      110,679   8.322         8.37
680.01 - 700              19,700,140       5.36%  > 85.0       10,964,571        2.98%      121,606   7.799         4.25
700.01 - 750              25,901,745       7.05%  > 85.0       13,716,067        3.73%      102,785   7.982         6.47
750.01 - 800               7,762,814       2.11%  > 85.0        3,871,389        1.05%       90,265   7.735         8.42
800 +                        379,368       0.10%  > 85.0                         0.00%       42,152   8.655         9.56
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                    367,525,886     100.00%              259,017,069       70.48%   119,017.45   8.265         3.65
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
FICO              WA FICO        WA LTV    WA DTI      % SFD/    % Owner   % Full Doc   % Cashout
                                                        PUD        Occ.                    Refi
--------------------------------------------------------------------------------------------------
FICO NA                0          54.49                96.33      98.60       2.72        64.45
0 - 500              480          76.45                93.73      93.08      40.71        41.71
500.01 - 550         530          79.41                87.99      96.76      45.79        69.00
550.01 - 575         563          78.89                92.79      95.55      43.38        60.59
575.01 - 600         588          79.30                90.23      96.38      69.54        50.27
600.01 - 620         611          81.29                81.50      95.28      47.57        46.93
620.01 - 650         637          81.36                89.08      93.35      46.29        51.38
650.01 - 680         666          85.49                80.32      84.26      25.21        26.16
680.01 - 700         690          85.92                77.51      89.99      31.19        26.21
700.01 - 750         724          85.02                76.54      79.14      23.15        18.77
750.01 - 800         764          82.58                69.33      72.98      34.25        11.80
800 +                815          64.14                91.46      42.65      33.47        16.25
--------------------------------------------------------------------------------------------------
TOTAL             600.00          79.84                86.78      92.64      40.51        50.61
--------------------------------------------------------------------------------------------------

       FICO: Average             600                    Min:     407              Max:          839
                     ----------------                        -------------             -------------



LOAN-TO- VALUE (LTV) DISTIBUTION
--------------------------------

-----------------------------------------------------------------------------------------------------------------------------
LTV                             Total Balance       DTI          Adjusted Balance[1]       WA Loan      WAC     % Covered by
                             Amount        %[2]                  Amount          %[2]      Balance              Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------
less than 60.00           30,327,363       8.25%  > 50                           0.00%       82,862     7.998       0.62
60.01 - 70.00             39,080,091      10.63%  > 50                           0.00%      120,246     8.458       0.82
70.01 - 80.00            117,816,231      32.06%  > 50                           0.00%      137,155     8.130       0.81
80.01 - 85.00             67,635,574      18.40%  > 50                           0.00%      125,717     8.244       1.32
85.01 - 90.00             52,022,713      14.15%  > 50                           0.00%      128,135     8.079       7.60
90.01 - 95.00             32,374,180       8.81%  > 50                           0.00%      112,021     8.767      21.10
95.01 - 100.00            27,055,239       7.36%  > 50                           0.00%       92,339     8.687       0.99
100+                       1,214,495       0.33%  > 50                           0.00%      101,208     8.111       0.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                    367,525,886     100.00%                                 0.00%   119,017.45   8.265         3.65
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
LTV                  WA FICO        WA LTV    WA DTI      % SFD/    % Owner   % Full Doc    % Cashout
                                                           PUD        Occ.                      Refi
-----------------------------------------------------------------------------------------------------
less than 60.00          605          47.17                92.82       92.82      33.39        65.99
60.01 - 70.00            578          66.15                86.65       92.92      34.39        71.33
70.01 - 80.00            599          77.43                85.62       92.04      35.83        52.65
80.01 - 85.00            561          84.10                89.31       96.38      54.65        61.05
85.01 - 90.00            598          89.07                88.63       89.90      55.36        49.11
90.01 - 95.00            650          94.49                76.12       86.48      27.50        16.56
95.01 - 100.00           674          99.52                87.52       97.58      27.57        12.43
100+                     541         108.09               100.00      100.00      79.62        44.03
-----------------------------------------------------------------------------------------------------
TOTAL                 600.00          79.84                86.78       92.64      40.51        50.61
-----------------------------------------------------------------------------------------------------

        LTV: Average           79.84        Min:    0.98             Max:    114.82
                     ----------------            ------------             -------------



--------------------------------------
[1]   Balance of the collateral cut combined with second qualifier, i.e. (LTV),
FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance - calculated automatically.

APPENDIX A

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
STATE                  Total Balance        WA Loan     WAC      % Covered by   WA FICO  WA LTV    WA DTI      % SFD/    % Owner
                    Amount        %[2]      Balance              Mortgage Ins.                                  PUD        Occ
--------------------------------------------------------------------------------------------------------------------------------
California       96,015,463      26.12%     184,291    7.886       1.36          591     78.65                 88.24      93.94
New York         29,477,859       8.02%     172,385    7.746      14.55          643     78.28                 61.62      95.25
Florida          27,431,707       7.46%     114,299    8.518       4.29          611     83.92                 91.86      90.54
Texas            26,442,647       7.19%      52,052    8.415       3.63          613     76.97                 96.84      94.25
Illinois         17,193,263       4.68%     125,498    8.650       6.75          579     82.96                 76.53      91.93
Michigan         17,071,278       4.64%     114,572    8.447       2.62          601     81.55                 93.94      88.95
New Jersey       12,425,764       3.38%     159,305    8.005       5.01          605     73.24                 74.28      92.21
Washington       11,952,131       3.25%     127,150    8.363       6.08          621      84.5                 88.45      91.71
Colorado          9,540,381       2.60%     132,505    8.252       0.00          594     80.99                 87.09      94.74
Minnesota         8,540,052       2.32%     167,452    8.104       4.79          593     75.66                 88.76      97.24
Virginia          8,469,457       2.30%     156,842    8.332       0.00          581     79.08                 94.84      91.37
Maryland          8,176,042       2.22%     173,958    7.948       5.62          592     78.51                 97.12       99.5
Other            94,789,841      25.79%      98,126    8.650       1.96          596        81                 89.02      90.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL           367,525,886     100.00%     119,017   826.50%      3.65          600     79.84                 86.78      92.64
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
STATE           % Cashout   % Full Doc
                  Refi
---------------------------------------------
California        60.38     39.39
New York          33.90     18.82
Florida           44.40     26.72
Texas             10.78     59.31
Illinois          47.83     42.98
Michigan          48.56     43.67
New Jersey        63.16     35.84
Washington        39.90     33.24
Colorado          50.69     48.03
Minnesota         74.65     36.86
Virginia          76.16     48.68
Maryland          77.89     59.99
Other             52.59     44.80
----------------------------------
TOTAL             50.61     40.51
----------------------------------



PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal      Total Balance        WA Loan     WAC      % Covered by   WA FICO  WA LTV    WA DTI      % SFD/    % Owner
Balance               Amount        %[2]      Balance              Mortgage Ins.                                  PUD        Occ
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K              24,892,244     6.77%      32,286    9.605      1.01          613.00   73.97                 86.05      88.92
$51 - $200K          192,826,093    52.47%     107,604    8.528      3.09             600   80.67                 88.88      91.07
$200.1 - $250K        48,601,780    13.22%     225,008    7.820      2.31             600   80.03                 89.54      93.45
$250.1 - $300K        39,972,515    10.88%     273,784    7.628      8.34             602   82.22                 80.85      96.55
$300.1 - $400K        41,226,910    11.22%     343,558    7.692      6.69             596   79.87                 79.25      95.00
$400.1 - $500K        17,705,198     4.82%     453,979    7.620      0.00             581   74.00                 89.94      97.47
$500.1 - $600K         1,686,109     0.46%     562,036    7.400      0.00             641   70.88                100.00     100.00
$600.1 - $700K           615,036     0.17%     615,036    7.250         0             700   79.87                     0        100
$700.1 - $800K                       0.00%
$800.1 - $900K                       0.00%
$900.1 - $1000K                      0.00%
>$1000K                              0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                367,525,886   100.00%     119,017    8.265      3.65          600.00   79.84                 86.78      92.64
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
Scheduled Principal    % Cashout   % Full Doc
Balance                   Refi
-------------------------------------------------
0 - $50K                 24.00     53.89
$51 - $200K              49.15     44.21
$200.1 - $250K           59.34     32.73
$250.1 - $300K           57.15     38.91
$300.1 - $400K           49.69     27.38
$400.1 - $500K           64.26     32.63
$500.1 - $600K           65.14    100.00
$600.1 - $700K             100         0
$700.1 - $800K
$800.1 - $900K
$900.1 - $1000K
>$1000K
-------------------------------------------------
TOTAL                    50.61     40.51
-------------------------------------------------

Principal Balance: Average 119,017.45    Min:  550.43       Max: 615,036.01
                          -----------          -------          ----------



DOCUMENTATION TYPE
------------------

-----------------------------------------------------------------------------------------------------------------------------------
Doc Type         Total Balance        WA Loan     WAC    % Covered by   WA FICO  WA LTV    WA DTI      % SFD/    % Owner  % Cashout
              Amount        %[2]      Balance            Mortgage Ins.                                  PUD        Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
Full Doc     148,873,782   40.51%     106,338    8.111        0.85       590     80.67                 89.30      94.91      57.02
Stated Doc   146,498,508   39.86%     139,789    8.381        0.63       602     81.11                 86.48      89.96      51.45
Limited Doc    5,649,724    1.54%     128,403    7.841        4.13       634     86.14                 84.77      94.08      34.54
NINA          55,344,220   15.06%     114,112    8.306       19.34       637     73.21                 80.86      93.64      31.08
Other         11,159,650    3.04%     100,537    8.792        2.55       579     81.85                 87.37      91.89      59.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL        367,525,886  100.00%     119,017    8.265        3.65       600     79.84                 86.78      92.64      50.61
-----------------------------------------------------------------------------------------------------------------------------------

APPENDIX A

PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------------
Property          Total Balance        WA Loan      WAC   % Covered by   WA FICO  WA LTV    WA DTI    % Owner  % Cashout    % Full
Type           Amount        %[2]      Balance            Mortgage Ins.                                 Occ      Refi       Doc
-----------------------------------------------------------------------------------------------------------------------------------
Single Family 291,727,948    79.38%     115,857    8.284     2.78          596     79.04               94.11      52.74      42.45
PUD            27,204,636     7.40%     151,981    7.989     4.51          605     85.24               92.19      41.84      33.50
Townhouse       1,435,669     0.39%      57,427    9.983     0.00          565     75.89               94.93      56.83      48.64
2 - 4 Family   29,990,788     8.16%     138,846    8.259     8.74          638     81.05               78.73      37.11      26.84
Condo          15,817,674     4.30%     123,576    8.189     8.07          605     83.75               92.63      51.18      41.00
Manufactured      867,848     0.24%      66,758    8.685     7.16          596     76.61               92.57      59.71      55.57
Other             481,323     0.13%      53,480    9.313    25.69          623     73.52               87.04      43.25      43.25
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL         367,525,886   100.00%     119,017    8.265     3.65          600     79.84               92.64      50.61      40.51
-----------------------------------------------------------------------------------------------------------------------------------



PMI - PRIMARY MORTGAGE INSURANCE
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortgage                      Total Balance       WA Loan    WAC   % Covered by   WA FICO   WA LTV    WA DTI    % Owner   % Cashout
Insurance               Amount           %[2]     Balance            Mortgage Ins.                                 Occ      Refi
-----------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI        11,949,751    3.25%     168,306   790.70%      100        649     92.04                 92.43      13.48
Loans >80 LTV w/o MI     168,352,450   45.81%     114,760   838.70%        0        602     89.72                 92.97      44.24
Other                    187,223,685   50.94%     120,789   817.70%     0.78        596     70.17                 92.35      58.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    367,525,886  100.00%     119,017   826.50%     3.65        600     79.84                 92.64      50.61
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
Mortgage                  % Full         Is MI down
Insurance                  Doc           to 60 LTV
-------------------------------------------------------
Loans >80 LTV w/MI          8.75
Loans >80 LTV w/o MI       48.73
Other                      35.14
-------------------------------------------------------
TOTAL                      40.51
-------------------------------------------------------



LOAN BALANCE
------------

------------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                 Total Balance      WA Loan     WAC   % Covered by   WA FICO   WA LTV    WA DTI     % SFD/     % Owner
                      Amount            %[2]    Balance           Mortgage Ins.                                  PUD         Occ
------------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                      0.00%
Refinance - Cashout   186,012,468.30   50.61%   143,087    8.149     0.96          578      76.27                88.84      94.37
Purchase              131,849,329.85   35.87%    98,029     8.34     6.84          635      85.65                82.63      88.85
Refinance - Rate Term  49,664,087.42   13.51%   112,109    8.499     5.28          590      77.77                90.07      96.22
Other                                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    367,525,886  100.00%   119,017    8.265     3.65          600      79.84                86.78      92.64
------------------------------------------------------------------------------------------------------------------------------------



COLLATERAL TYPE - FIXED/FLOATING
--------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lien Status          Total Balance       WA Loan        WAC      % Covered by     WA FICO    WA LTV    WA DTI      % SFD/   % Owner
                  Amount        %[2]     Balance                 Mortgage Ins.                                      PUD       Occ
-----------------------------------------------------------------------------------------------------------------------------------
Fixed         221,913,716      30.19%     143,263        8.319         1.76          579     80.48                 88.25      93.56
Floating      145,612,169      19.81%      94,615        8.182         6.53          637     78.87                 84.53      91.24

2/28          206,966,408      28.16%     146,889      829.70%         1.74          577     80.66                 88.60      93.65
3/27            8,998,757       1.22%     134,310      820.20%         1.20          614     81.40                 83.87      89.04
Other         151,560,721      20.62%      94,020      822.40%         6.40          635     78.63                 84.46      91.47
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL         735,051,771     100.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
Lien Status     % Cashout     Index   Margin
                   Refi
-----------------------------------------------
Fixed              58.16      0.00    6.26
Floating           39.10      0.00    0.00

2/28               59.26      0.00    6.25
3/27               48.48      0.00    6.81
Other              38.94      0.00    5.67
-----------------------------------------------
TOTAL
-----------------------------------------------



LIEN STATUS
-----------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status     Total Balance       WA Loan     WAC    % Covered by   WA FICO   WA LTV    WA DTI     % SFD/   % Owner    % Cashout
              Amount        %[2]    Balance            Mortgage Ins.                                   PUD       Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
First Lien    359,029,434  97.69%   126,152     8.181     3.74          599     79.44                 87.01      92.85      51.31
Second Lien     8,496,451   2.31%    35,109    11.787     0.00          654     96.80                 77.17      83.64      21.27
Third Lien                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         367,525,886 100.00%   119,017     8.265     3.65          600     79.84                 86.78      92.64      50.61
------------------------------------------------------------------------------------------------------------------------------------

APPENDIX A


OCCUPANCY TYPE
--------------

-----------------------------------------------------------------------------------------------------------------------------------
Occupancy       Total Balance        WA Loan     WAC    % Covered by   WA. FICO   WA LTV    WA DTI     % SFD/   % Owner    % Cashout
Type          Amount        %[2]     Balance            Mortgage Ins.                                   PUD       Occ       Refi
-----------------------------------------------------------------------------------------------------------------------------------
Primary
  Residence   340,473,903   92.64%   122,121     8.21      3.67          596     79.79                    88       100       51.56
Second Home     2,693,515    0.73%   122,432    8.074      6.03          634     74.51                 95.28         0       42.01
Investment     24,358,468    6.63%    87,620    9.055      3.05          651     81.14                 68.73         0       38.36
Non-owner                    0.00%
Other                        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL         367,525,886  100.00%
-----------------------------------------------------------------------------------------------------------------------------------



PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------------
Prepayment Charges        Total Balance        WA Loan     WAC    % Covered by   WA FICO     WA LTV      WA DTI    WA DTI
Term at Origination     Amount        %[2]     Balance            Mortgage Ins.
----------------------------------------------------------------------------------------------------------------------------
0 Months              133,983,486    36.46%      86,777    8.667     5.82          614         75.42
6 Months                              0.00%
12 Months              20,537,895     5.59%     209,570    7.923     0.74          577         78.48
24 Months             148,418,450    40.38%     159,418    8.062     2.07          574         81.73
36 Months              59,627,436    16.22%     125,268    8.016     3.58          644         85.28
60 Months               4,449,872     1.21%     123,608    7.882     5.76          623         83.73
Other                     508,746     0.14%     169,582    7.694     0.00          629         76.78
----------------------------------------------------------------------------------------------------------------------------
TOTAL                 367,525,886   100.00%     119,017    8.265     3.65          600         79.84
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
Prepayment Charges       % SFD/    % Owner   % Cashout
Term at Origination       PUD        Occ       Refi
----------------------------------------------------------
0 Months                  83.11      91.90     37.72
6 Months
12 Months                 82.42      96.30     62.95
24 Months                 90.61      94.45     62.14
36 Months                 87.16      89.21     46.30
60 Months                 86.22      85.98     52.96
Other                     71.59      71.59     71.59
----------------------------------------------------------
TOTAL                     86.78      92.64     50.61
----------------------------------------------------------



SECTION 32 LOANS
----------------

------------------------------------------------------------------------------------------------------------------------------------
                      Total Balance     WA Loan   WAC    % Covered by    WA FICO   WA LTV    WA DTI   % SFD/   % Owner    % Cashout
                  Amount          %[2]  Balance            Mortgage Ins.                                PUD       Occ       Refi
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans  367,525,885.57  100%  119,017   8.265      3.65         600       79.84               86.78      92.64     50.61%
------------------------------------------------------------------------------------------------------------------------------------
Total             367,525,885.57  100%  119,017   8.265      3.65         600       79.84               86.78      92.64     50.61%
------------------------------------------------------------------------------------------------------------------------------------



GA, KY % & TOP 5 STATES                   TOP 5 MSA
-----------------------                   ---------
------------------------------            ------------------------------
State                    %[2]             MSA                       %[2]
                         ----                                       ----
------------------------------            ------------------------------
GEORGIA                 1.14%
------------------------------            ------------------------------
KENTUCKY                0.37%
------------------------------            ------------------------------

------------------------------            ------------------------------

------------------------------            ------------------------------

------------------------------            ------------------------------

------------------------------            ------------------------------

------------------------------



TOP 5 ORIGINATORS                           SERVICES
-----------------                           --------
---------------------------------           -----------------------------
Originator                  %[2]            Servicer                %[2]
                            ----                                    ----
---------------------------------           -----------------------------
New Century                31.52            Litton               100.00%
---------------------------------           -----------------------------
Impac                      14.33
---------------------------------           -----------------------------
Mtge Investment
  Lending Assoc.            8.16            -----------------------------
---------------------------------
Master Financial Inc.       5.88            -----------------------------
---------------------------------
CIT/Tyco                    5.47
---------------------------------

APPENDIX A

STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

          ----------------------------------------------------------------------
          Standard & Poors: Analyst Name :
          -----------------
          ----------------------------------------------------------------------
          Foreclosure Frequency       Loss Severity            Cumulative Losses
--------------------------------------------------------------------------------
AA
--------------------------------------------------------------------------------
A
--------------------------------------------------------------------------------
A-
--------------------------------------------------------------------------------
BBB+
--------------------------------------------------------------------------------
BBB
--------------------------------------------------------------------------------
BBB-
--------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------


          ---------------------------------------------------------------------
          Moody's: Analyst Name :
          --------
          ---------------------------------------------------------------------
          Foreclosure Frequency       Loss Severity            Cumulative Losses
--------------------------------------------------------------------------------
AA
--------------------------------------------------------------------------------
A
--------------------------------------------------------------------------------
A-
--------------------------------------------------------------------------------
BBB+
--------------------------------------------------------------------------------
BBB
--------------------------------------------------------------------------------
BBB-
--------------------------------------------------------------------------------
B
--------------------------------------------------------------------------------


Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

-----------------------------------------------------------------
 MORTGAGE INSURANCE (MI) COVERAGE               LOSS SEVERITY %
-----------------------------------------------------------------
 None                                                50%
-----------------------------------------------------------------
 >70% Loans w/ >80 LTV down to 80%                   45%
-----------------------------------------------------------------
 50 - 70% Loans w/ >80 LTV down to 80                40%
-----------------------------------------------------------------
 50 - 70% Loans w/ >80 LTV down to 60                35%
-----------------------------------------------------------------
 >70% LTV >80%  down to 60%                          30%
-----------------------------------------------------------------




         ---------------------------------------------------------------------
                  Breakeven CDR                        Cumulative Losses
------------------------------------------------------------------------------
        25 CPR     40 CPR     60 CPR             25 CPR      40 CPR     60 CPR
------------------------------------------------------------------------------
 AA
------------------------------------------------------------------------------
 A
------------------------------------------------------------------------------
 A-
------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

       -----------------------------------------------------------------------
          Multiple of Default Ramp                     Cumulative Losses
------------------------------------------------------------------------------
        25 CPR     40 CPR     60 CPR             25 CPR      40 CPR     60 CPR
------------------------------------------------------------------------------
 AA
------------------------------------------------------------------------------
 A
------------------------------------------------------------------------------
 A-
------------------------------------------------------------------------------
BBB+
------------------------------------------------------------------------------
BBB
------------------------------------------------------------------------------
BBB-
------------------------------------------------------------------------------

Please provide loan level data for the following attributes

------------------------------------------------------------------------------
FICO           LTV          WAC            DTI           Principal Balance
------------------------------------------------------------------------------

[Banc of America Securities LOGO]

                                 CBASS 2003-CB4
                            Collateral Summary Report

1.    Originators - Total Pool
--------------------------------------------------------------------------------
                                       Number        Aggregate        Percent
                                         of           Current        of Loans
Originator                            Mortgage       Principal     by Principal
                                       Loans          Balance         Balance
--------------------------------------------------------------------------------
New Century                                 686    $115,851,160          31.52%
Impac                                       342      52,661,818          14.33
M.I.L.A.                                    291      29,985,911           8.16
Master Financial Inc.                       171      21,620,112           5.88
CIT/Tyco                                    235      20,112,927           5.47
United Capital Markets                       78      16,111,732           4.38
First Boston Mtge                            91      14,866,980           4.05
Pacific America                             206      13,823,018           3.76
Platinum Capital Group                       65      12,907,772           3.51
Ocwen                                       151      11,730,373           3.19
Broadway National Bank                      301      11,161,544           3.04
RBMG Inc.                                   134       9,603,408           2.61
Wilmington Finance, Inc.                     49       8,466,317           2.30
South Plains                                112       6,254,055           1.70
Radian                                       30       4,863,220           1.32
Conti                                        32       3,400,964           0.93
BNC Lending                                  17       3,308,144           0.90
Washington Mutual                             7       2,231,951           0.61
Bank of America                              28       1,992,386           0.54
Citigroup                                     6       1,311,896           0.36
WMC Mortgage                                  6       1,088,323           0.30
First National Bank of Arizona                6       1,035,168           0.28
Kaufman & Broad                               5         626,502           0.17
Long Beach                                    7         558,957           0.15
First Collateral Corp                        11         456,892           0.12
GMAC/RFC                                      5         239,249           0.07
CS First Boston                               2         185,962           0.05
GRP Financial                                 1         181,018           0.05
Conseco                                       2         145,516           0.04
National City Mortgage                        1         136,605           0.04
Nations Bank                                  2         131,240           0.04
Guaranty Residential Lending                  1         111,260           0.03
Amresco                                       1          91,560           0.02
Countrywide                                   1          69,373           0.02
Encore Credit Corp.                           1          63,518           0.02
Source One                                    1          53,603           0.01
Merrill Lynch                                 1          37,822           0.01
DLJ                                           1          29,243           0.01
Altegra                                       1          18,385           0.01
--------------------------------------------------------------------------------
Total:                                    3,088    $367,525,886         100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
Global Structured Finance                                            Page 1 of 2

[Banc of America Securities LOGO]

2.    Originators - Group II Pool

--------------------------------------------------------------------------------
                                      Number        Aggregate        Percent
                                        of           Current        of Loans
Originator                           Mortgage       Principal     by Principal
                                      Loans          Balance         Balance
--------------------------------------------------------------------------------
New Century                                 137     $34,738,876         46.61%
Impac                                        57      11,690,239         15.68
M.I.L.A                                      41       4,735,849          6.35
Platinum Capital Group                       10       3,322,889          4.46
CIT/Tyco                                     29       3,133,540          4.20
Pacific America                              35       2,149,676          2.88
Master Financial Inc.                        21       2,083,824          2.80
Ocwen                                        25       2,017,868          2.71
First Boston Mtge                            10       1,594,283          2.14
BNC Lending                                   5       1,590,912          2.13
RBMG Inc.                                    17       1,450,724          1.95
Broadway National Bank                       37       1,237,546          1.66
Wilmington Finance, Inc.                      5       1,027,265          1.38
South Plains                                 19         976,836          1.31
United Capital Markets                        5         825,450          1.11
Bank of America                               4         306,237          0.41
Conti                                         4         294,099          0.39
Kaufman & Broad                               2         262,555          0.35
Radian                                        2         243,197          0.33
Washington Mutual                             1         231,681          0.31
WMC Mortgage                                  1         192,539          0.26
GRP Financial                                 1         181,018          0.24
Amresco                                       1          91,560          0.12
CS First Boston                               1          53,347          0.07
First Collateral Corp                         1          43,998          0.06
DLJ                                           1          29,243          0.04
GMAC/RFC                                      1          28,654          0.04
--------------------------------------------------------------------------------
Total:                                      473     $74,533,909        100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
Global Structured Finance                                            Page 2 of 2

[Banc of America Securities LOGO]

                                 CBASS 2003-CB4
                            Collateral Summary Report

1.    Originators - Total Pool

--------------------------------------------------------------------------------
                                        Number       Aggregate        Percent
                                          of          Current        of Loans
Originator                             Mortgage     Principal by      Principal
                                         Loans        Balance         Balance
--------------------------------------------------------------------------------
New Century                                 686    $115,851,160.49       31.52%
Impac                                       342      52,661,817.77       14.33
Mtge Investment Lending Assoc.              291      29,985,910.68        8.16
Master Financial Inc.                       171      21,620,112.38        5.88
CIT/Tyco                                    235      20,112,926.99        5.47
United Capital Markets                       78      16,111,732.24        4.38
First Boston Mtge                            91      14,866,980.26        4.05
Pacific America                             206      13,823,018.23        3.76
Platinum Capital Group                       65      12,907,772.38        3.51
Ocwen                                       151      11,730,372.66        3.19
Broadway National Bank                      301      11,161,544.42        3.04
RBMG Inc.                                   134       9,603,408.46        2.61
Wilmington Finance, Inc.                     49       8,466,316.96         2.3
South Plains                                112       6,254,055.42         1.7
Radian                                       30       4,863,219.68        1.32
Other                                       146      17,505,536.55        4.76
--------------------------------------------------------------------------------
Total:                                    3,088    $367,525,885.57      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
Global Structured Finance                                            Page 1 of 1

[Banc of America Securities LOGO]

                                 CBASS 2003-CB4
                            Collateral Summary Report

1.    Simple Interest vs Actuarial Loans

--------------------------------------------------------------------------------
Simple Interest              Loan count        Balance      Percent of Balance
--------------------------------------------------------------------------------
Actuarial                         3,081    $367,246,470.95       99.92%
Simple Interest                       7         279,414.62        0.08
--------------------------------------------------------------------------------
Total:                            3,088    $367,525,885.57      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================
Global Structured Finance                                            Page 1 of 1

                          Global Structured Finance

                                CBASS 2003-CB4
                      Current Principal Balance >= $500k
                          Collateral Summary Report


--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $2,301,145.04
Loan Count: 4
Cutoff Date: 2003-08-01
Avg. Loan Balance: $575,286.26
Total Orig. Bal.: $2,347,900.00
Avg. Orig. Balance: $586,975.00
W.A. FICO: 657
W.A. Orig. CLTV: 74.54%
W.A. Current CLTV: 73.28%
Earliest Origin. Date: 2002-02-19
Latest Origin. Date: 2003-05-07
Latest Maturity Date: 2033-06-01
W.A. Gross Coupon: 7.360%
W.A. Orig. Term: 283 months
W.A. Rem. Term: 276 months
W.A. Age: 7 months
% over 80 Orig. CLTV: 25.55%
% over 100 Orig. CLTV: 0.00%
% over 80 CLTV not Insured: 25.55%
% with Borrower PMI: 0.00%
% FHA/VA Insured: 0.00%
% Seller Financed: 0.00%
% Second Lien: 0.00%
% with Prepay Penalty: 22.12%
% Simple Interest: 0.00%
% Subperforming: 0.00%
% Section 32: 0.00%
% Balloon: 0.00%
% ARM: 25.55%
W.A. Roll Term: 30 months
W.A. Margin: 6.500%
W.A. Initial Cap (ARMs): 3.000%
W.A. Periodic Cap (ARMs): 1.000%
W.A. Ceiling (ARMs): 12.990%
W.A. Floor (ARMs):
Max. Zipcode Conc.: 26.73%



--------------------------------------------------------------------------------

2. Current Balance

--------------------------------
Current Balance          Percent
--------------------------------
500,001 or greater       100.00%
--------------------------------
Total:                   100.00%
--------------------------------

Average: $575,286.26
Lowest: $509,090.18
Highest: $615,036.01



--------------------------------------------------------------------------------

3. Original Balance

--------------------------------
Original Balance         Percent
--------------------------------
500,001 or greater       100.00%
--------------------------------
Total:                   100.00%
--------------------------------

Average: $586,975.00
Lowest: $510,000.00
Highest: $625,000.00



--------------------------------------------------------------------------------

4. Lien Position

--------------------------------
Lien Position            Percent
--------------------------------
1                        100.00%
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

5. Loan Rate

--------------------------------
Loan Rate                Percent
--------------------------------
7.000 or less             51.15%
7.001 - 7.500             26.73
8.501 - 9.000             22.12
--------------------------------
Total:    100.00%
--------------------------------

W.A.: 7.360%
Lowest: 6.750%
Highest: 8.625%



--------------------------------------------------------------------------------

6. Credit Score

--------------------------------
Credit Score             Percent
--------------------------------
700 - 749                 26.73%
650 - 699                 25.60
600 - 649                 25.55
550 - 599                 22.12
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 657
Lowest: 593
Highest: 700



--------------------------------------------------------------------------------

7. Original CLTV

--------------------------------
Original CLTV            Percent
--------------------------------
60.0 or less              25.60%
70.1 - 80.0               48.85
80.1 - 90.0               25.55
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 74.54%
Lowest: 59.52%
Highest: 83.48%



--------------------------------------------------------------------------------

8. Product Type

--------------------------------
Product Type             Percent
--------------------------------
21-30 yr Fixed            48.85%
0-15 yr Fixed             25.60
3YR ARM                   25.55
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

9. Loan Purpose

--------------------------------
Loan Purpose             Percent
--------------------------------
Equity Refinance          74.45%
Rate/Term Refinance       25.55
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

10. Property Type

--------------------------------
Property Type            Percent
--------------------------------
Single Family             47.73%
4-Family                  26.73
Planned Unit Development  25.55
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

11. State

--------------------------------
State                    Percent
--------------------------------
New York                  26.73%
California                25.60
Colorado                  25.55
Virginia                  22.12
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

12. Zip Code

--------------------------------
Zip Code                 Percent
11368                     26.73%
93012                     25.60
80129                     25.55
22124                     22.12
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------------
Occupancy Status         Percent
--------------------------------
Primary                  100.00%
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

14. Documentation

--------------------------------
Documentation            Percent
--------------------------------
Full Doc                  73.27%
No Doc                    26.73
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------

15. Prepayment Penalty Term

--------------------------------
Prepayment Penalty Term  Percent
--------------------------------
0                         77.88%
36                        22.12
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 8 months
Lowest: 0 months
Highest: 36 months



--------------------------------------------------------------------------------

16. Remaining Term

--------------------------------
Remaining Term           Percent
--------------------------------
121 - 180                 25.60%
181 - 240                 25.55
301 - 360                 48.85
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 276 months
Lowest: 163 months
Highest: 358 months



--------------------------------------------------------------------------------

17. Loan Age

--------------------------------
Loan Age                 Percent
--------------------------------
1 - 12                    74.40%
13 - 24                   25.60
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 7 months
Lowest: 2 months
Highest: 17 months



--------------------------------------------------------------------------------

18. Term to Roll (ARMs)

--------------------------------
Term to Roll (ARMs)      Percent
--------------------------------
25 - 30                  100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 30 months
Lowest: 30 months
Highest: 30 months



--------------------------------------------------------------------------------

19. Gross Margin (ARMs)

--------------------------------
Gross Margin (ARMs)       Percent
--------------------------------
6.01 - 7.00              100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 6.500%
Lowest: 6.500%
Highest: 6.500%



--------------------------------------------------------------------------------

20. Initial Cap (ARMs)

--------------------------------
Initial Cap (ARMs)       Percent
3.00                     100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%



--------------------------------------------------------------------------------

21. Periodic Cap (ARMs)

--------------------------------
Periodic Cap (ARMs)      Percent
--------------------------------
1.00                     100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%



--------------------------------------------------------------------------------

22. Maximum Rate (ARMs)

--------------------------------
Maximum Rate (ARMs)      Percent
--------------------------------
13.00 or less            100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 12.990%
Lowest: 12.990%
Highest: 12.990%



--------------------------------------------------------------------------------

23. OTSDLQ

--------------------------------
OTSDLQ                   Percent
--------------------------------
0-29 days                100.00%
--------------------------------
Total:                   100.00%
--------------------------------



--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

[Banc of America Securities LOGO]


                                 CBASS 2003-CB4
                            Collateral Summary Report



1. Originators - Total Pool

--------------------------------------------------------------------------------
                                    Number        Aggregate         Percent
                                    of            Current           of Loans
Originator                          Mortgage      Principal         by Principal
                                    Loans         Balance           Balance
--------------------------------------------------------------------------------
New Century                           686       $115,851,160.49       31.52%
Impac                                 342         52,661,817.77       14.33
Mtge Investment Lending Assoc         291         29,985,910.68        8.16
Master Financial Inc.                 171         21,620,112.38        5.88
CIT/Tyco                              235         20,112,926.99        5.47
United Capital Markets                 78         16,111,732.24        4.38
First Boston Mtge                      91         14,866,980.26        4.05
Pacific America                       206         13,823,018.23        3.76
Platinum Capital Group                 65         12,907,772.38        3.51
Ocwen                                 151         11,730,372.66        3.19
Broadway National Bank                301         11,161,544.42        3.04
RBMG Inc.                             134          9,603,408.46        2.61
Wilmington Finance, Inc.               49          8,466,316.96         2.3
South Plains                          112          6,254,055.42         1.7
Radian                                 30          4,863,219.68        1.32
Other                                 146         17,505,536.55        4.76
--------------------------------------------------------------------------------
Total:                              3,088       $367,525,885.57      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private informatio n, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptio ns regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all
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Global Structured Finance Page 1 of 2

      2. Product Types - Total Pool

--------------------------------------------------------------------------------
                                     Number       Aggregate         Percent
                                     of           Current           of Loans
Product Types                        Mortgage     Principal         by Principal
                                     Loans        Balance           Balance
--------------------------------------------------------------------------------
1YR ARM                                 9       $    726,601.33       0.20%
2YR ARM                             1,414        207,302,086.37       56.4
3YR ARM                                71          9,759,926.21       2.66
5YR ARM                                 4            263,889.90       0.07
6MO ARM                                46          3,650,154.64       0.99
7YR ARM                                 5            211,058.02       0.06
0-15 yr Fixed                         231         12,458,607.88       3.39
15 /30 Balloon                         77          5,937,152.04       1.62
16-20 yr Fixed                        130          5,415,321.77       1.47
21-30 yr Fixed                      1,096        121,401,777.77      33.03
30+ yr Fixed                            4            340,864.38       0.09
5 /24.5 Balloon                         1             58,445.26       0.02
--------------------------------------------------------------------------------
Total:                              3,088       $367,525,885.57     100.00%
--------------------------------------------------------------------------------



3. Loan Types - Total Pool

--------------------------------------------------------------------------------
                                    Number        Aggregate         Percent
                                    of            Current           of Loans
Loan Types                          Mortgage      Principal         by Principal
                                    Loans         Balance           Balance
--------------------------------------------------------------------------------
FIX                                 1,539       $145,612,169.10      39.62%
ARM                                 1,549        221,913,716.47      60.38
--------------------------------------------------------------------------------
Total:                              3,088       $367,525,885.57     100.00%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any actio n based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwritermakes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or de rivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not p repared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------


Global Structured Finance                                            Page 2 of 2